Goodwill	9 Months Ended
Sep. 30, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
8. GOODWILL
Goodwill impairment exists when a reporting unit’s carrying value exceeds its fair value. The Company is a single reporting unit. On December 31, 2020 and December 31, 2019, the Company performed a qualitative and quantitative assessment to determine if it was more likely than not that the fair value of the reporting unit exceeded its carrying value, including goodwill. The goodwill test indicated that it was more likely than not that the fair value of the reporting unit exceeded its carrying value, resulting in no impairment. The goodwill balance at December 31, 2020 and 2019, and at September 30, 2021 (unaudited) was $35,778.